Financial risk management:	12 Months Ended
Dec. 31, 2025
Financial risk management:
Financial risk management:

Note 20 - Financial risk management:

The Company is exposed to financial risks that result from changes in interest rates, foreign exchange rates, price risk, liquidity risk and credit risk. The Company controls and maintains the treasury control functions related to transactions and global financial risks through practices approved by its Executive Board and Board of Directors.

This note contains information regarding the Company’s exposure to each of the aforementioned risks, and the objectives, policies and procedures to measure and manage risk.

The main risks to which the Company is exposed are:

20.1)Market risk

20.1.1) Interest rate risk

The Company has bank loans to partially finance its operations. These transactions expose the Company to interest rate risk, with the main exposure being to variable interest rates resulting from changes in the market reference rates used. Santander Bank charges interest based on the one-day TIIEF rate plus 1.50 points, maturing in 2027. BBVA Bancomer charges interest based on the 28-day TIIE rate plus an applicable margin of 1.35 points, maturing in 2029, and interest based on the 28-day TIIEF rate plus an applicable margin of 1.25 points, maturing in May 2027. JPMorgan charges interest based on the 28-day TIIE rate plus an applicable margin of 0.75 points, maturing in May 2027. Despite the uncertainty caused by interest rate risk in the event of an increase in interest rates, the Company holds cash equivalent to 17.8 times the amounts of short-term debt and loans.

20.1.2) Exchange rate risk

The Company is exposed to minor risk for changes in the value of the Mexican Peso against the U. S. Dollar. Historically, a significant portion of income generated by the Company (mainly derived from the fees charged to international passengers) are denominated in U. S. Dollars, and despite that, income is invoiced in Pesos at the average exchange rate of the previous month and likewise the cash flows are collected in Pesos. As of December 31, 2024, the Company had an investment amounting to Ps. 1,537,688, which was sold on April 2 and May 15, 2025 (see Note 6.3).

At December 31, 2024 and 2025, the Company is exposed to exchange rate risk for monetary position as follows:

	December 31,
	2024		2025

	(Thousands of dollars)
Asset	Ps.	627,768	Ps.	413,507
Liability		(7,450)		(7,496)
Monetary active position	Ps.	620,318	Ps.	406,011

At December 31, 2024 and 2025, the exchange rate was Ps.20.79 and Ps.18.00, respectively. Had the currency weakened by 5% in 2024 and 10% in 2025) with respect to the U.S. Dollar, the Company would have had a gain on monetary position at the close in the amount of Ps.644.7 million in 2024 and monetary gain of Ps.365.4 million in 2025. As of April 15, 2026, the exchange rate was Ps.17.26

20.1.3) Price risk

The rate regulation system applicable to the airports of the Company imposes maximum rates for each airport, which should not be exceeded on an annual basis. The maximum rates are the maximum annual income per unit of traffic (one passenger or 100 kg of cargo). If the maximum annual rate is exceed, the government authorities could revoke one or more of the Company’s concessions in Mexico.

The Company monitors and adjusts its income on a regular basis in order for its annual invoicing not to exceed the maximum rate limits. In the case of the Aerostar and Airplan concessions, there are no maximum ceilings established by the corresponding Government.

Concentrations:

At December 31, 2024 and 2025, approximately 61.3% and 56.5%, of revenue, not including income from construction services, resulted from operations at the Cancun International Airport.

20.2) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its funding requirements. The Company’s Management has established policies, procedures and limits of authority that govern the Treasury function. Treasury is responsible for ensuring liquidity and managing the working capital to ensure payments to suppliers, debt servicing and funding of operating costs and expenses.

The Company is cautious about liquidity risk and maintains sufficient cash and negotiable instruments and the availability of financing through an adequate amount of credit facilities to meet obligations at maturity and settle trading positions. At period end on December 31, 2023, 2024 and 2025 the Company had demand deposits amounting to Ps.13,871,897 and Ps.20,083,457 and Ps.11,116,335 respectively, and as of December 31, 2025, two credit lines available as of December 31, 2024 and 2025 for USD 10,000 (approximately Ps.180,012) and USD 20,000 (approximately Ps.360,024). To manage liquidity risk, as of December 31, 2025, the Company had not drawn on these credit lines. Due to the dynamic and uncertain nature of current conditions, the Company’s treasury maintains financing flexibility by preserving availability under credit lines.

Company’s Management controls changes in its liquidity reserves forecast (including unused credit lines) and cash and cash equivalents based on expected cash flows. In general, this is conducted at country level for operating entities of the Company according to practices and limits set. These limits vary in each country, taking into account the liquidity of the market in which the Company operates. Additionally, the Group’s policy on liquidity management includes cash flows projections in the main currencies and the consideration of the necessary level of liquid assets to meet these projections; the control of liquidity ratios of the Statement of Financial Position regarding the internal and external regulatory requirements, and the maintenance of the debt financing plans.

The following table shows the liquidity position for each country where the Company operates.

	Cash and				Short- term	Long- term
	cash	Total	Short - term	Long - term	Leasing	Leasing
December 31, 2024	equivalents	Debt	Debt	Debt	liabilities	liabilities
Mexico	$15,868,354	$2,423,495	$685,490	$1,738,005	$22,496
Aerostar	850,723	10,507,887	443,814	10,064,073	—
Airplan	3,364,380	428,074	2,226	425,848	—
Total	$20,083,457	$13,359,456	$1,131,530	$12,227,926	$22,496	$—

	Cash and				Long- term	Long- term
	cash	Total	Short - term	Long - term	Leasing	Leasing
December 31, 2025	equivalents	Debt	Debt	Debt	liabilities	liabilities
Mexico	$8,452,666	$18,199,671	$72,513	$18,127,158	$7,120
Aerostar	323,859	8,869,864	405,494	8,464,370	—
Airplan	1,914,646	417,028	147,843	269,185	—
ASUR Airports	425,164				1,387,861	$6,720,103
Total	$11,116,335	$27,486,563	$625,850	$26,860,713	$1,394,981	$6,720,103

The following table presents the analysis of the net financial liabilities of the Company based on the period between the date of the statement of consolidated financial position and the maturity date, including undiscounted contractual cash flows:

	Under		Between 3 months		Between 1		Between 2 and
At December 31, 2024	3 months		and one year		and 2 years		5 years
Bank loans and interest	Ps.	97,469	Ps.	891,336	Ps.	369,518	Ps.	2,418,340
Long term debt		425,793		432,923		871,003		2,605,601
Suppliers		325,701
Accounts payable and accrued expenses		1,305,959
Lease liabilities		22,496

At December 31, 2025
Bank loans and interest	Ps.	371,975	Ps.	1,121,984	Ps.	17,497,589	Ps.	2,037,150
Long term debt		373,370		380,934		767,626		2,281,367
Suppliers		624,413
Accounts payable and accrued expenses		1,502,904
Lease liabilities		351,412		1,054,236		865,612		2,596,836

As of December 31, 2024 and 2025, the amount of undiscounted contractual cash flows associated with maturities greater than 5 years of long-term debt including interest amounts to Ps.11,129,662 and Ps.8,845,977, respectively.

As of December 31, 2025, the amount of undiscounted contractual cash flows associated with lease liabilities maturing in more than 5 years amounts to Ps.6,492,092.

The following table shows the Company’s short term liquidity as of:

	December 31,
	2024		2025
Current assets	Ps.	25,656,011	Ps.	17,877,787
Current liabilities		5,887,006		5,903,180
Short term position (liquidity)	Ps.	19,769,005	Ps.	11,974,607

20.3) Credit risk - credit quality

The financial instruments that are potentially subject to credit risks consist mainly of accounts receivable. Income obtained from fares charged to passengers is not guaranteed and therefore the Company faces the risk of not being able to collect the full amounts invoiced in the event of insolvency of its clients, which are the airlines. The Company frequently reviews financial instruments and tests them for impairment. (See Note 6.2).

In the year 2023, the case of Viva Air and Ultra Air airlines, Airplan clients, has been presented, which have reported substantial losses, in addition to this, the income from passenger fees from the main client airlines, and their balance. As of December 31, 2024, and 2025, it amounts to Ps.26,514 and Ps.21,624 respectively, not all of them are guaranteed by guarantee or other type of guarantee. Therefore, in the event of insolvency of any of the airlines, the Company would have no certainty of recovering the total sum of amounts invoiced to the airlines for passenger fees. On July 1, 2025, by court order, the uncollectibility of the Viva Air receivable in the amount of Ps. 13.6 and the Ultra Air receivable in the amount of Ps. 7.8 was declared.

In August 2010, Grupo Mexicana filed for bankruptcy. Grupo Mexicana owes the Company Ps. 128,000 for passenger fees. As a result of Grupo Mexicana’s bankruptcy, the Company has increased, in that moment, its reserve for uncollectable accounts by Ps. 128,000. The Company has determined that it may not be able to collect that amount. See Note 6.2.

The Company operates under three methods to collect from Airlines:

a.	Credit, mainly offered to airlines with which there is a history of frequent and stable flights,
b.	Advances, from airlines with reasonably stable flights or that are in the exploration stage of routes or destinations, and
c.	Cash, mainly offered for Charter flights and airlines with new flights.

With this segregation, the Company reduces its collection risk since the airlines that operate under methods b) and c) do not generate accounts receivable.

Cash and cash equivalents are not subject to credit risks since the amounts are kept at financial institutions of good standing, and investments are subject to lower significant risk as they are being backed by the Mexican Federal Government or institutions with AAA high market ratings.

Investments in financial instruments are not subject to credit risks since the amount is kept in a solid financial institution with AAA high market ratings.

20.4) Capital management

The objective of Management is to safeguard the Company’s ability to continue operating as a going-concern in order to provide returns for stockholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

These activities are monitored through the review of information pertaining to the Company’s operation and the Industry. This effort is coordinated by the CEO. Through a planning method, detailed simulations are formulated of identified risks as they are known. The risks identified are valued in terms of probability and impact and are presented to the proper authorities. The result of all these activities is reported to the market through 20-F reports, the Mexican Circular Unica and quarterly reports by an Investment Committee that analyzes, among other, financial risks.

During the year, there was no material uncertainty regarding the Company’s ability to continue as a going concern. At December 31, 2024 and 2025, the Company’s Board has a reasonable expectation that the Group has the appropriate resources to continue operating at least for the next twelve months and that the use of the going concern basis of accounting is appropriate.

20.5) Fair value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, in accordance with IFRS 13 Fair Value Measurement.

i.Financial Assets and Liabilities

As of December 31, 2024 and 2025, the Company does not hold any financial instruments measured at fair value that are presented individually in the consolidated statement of financial position. Financial assets and liabilities, including bank loans and long-term notes, are recognized and measured primarily at amortized cost, in accordance with the Group’s accounting policies.

The fair value of these financial instruments at amortized cost is determined using valuation techniques based on observable market information, and therefore they are classified within Tier 2 of the fair value hierarchy in 2024 and 2025.

However, the Group holds an interest in an associate entity in ASUR Dominicana, whose carrying amount is determined using the equity method in accordance with IAS 28. This investment includes a financial asset corresponding to a right of recovery of investment, which qualifies as a financial instrument measured at fair value. The effect of this measurement is incorporated in the carrying amount of the investment accounted for using the equity method and is not presented separately as a financial asset in the consolidated statement of financial position.

ii.Investment Properties

Beginning in 2025, the Group recognizes investment properties in accordance with IAS 40 Investment Property. These properties primarily consist of right-of-use assets held to earn rental income and are subsequently measured at fair value, in accordance with the Group’s accounting policy.

The fair value of investment properties is determined using generally accepted valuation techniques and assumptions that reflect market conditions at the measurement date, such as discount rates, cash flow projections, occupancy levels, and contractual terms. Gains or losses arising from changes in the fair value of investment properties are recognized directly in profit or loss in the period in which they arise.

iii.Fair Value Hierarchy

The Company classifies fair value measurements using a hierarchy that prioritizes the input data used in valuation techniques, as follows:

Level 1: Quoted (unadjusted) prices in active markets for identical assets or liabilities.

Level 2: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and valuations using models where all significant data are observable in active markets.

Level 3: Inputs for the asset or liability that are not based on observable market data (i.e., unobservable data).

The fair value of financial instruments traded in active markets is based on market prices quoted as of the closing date of the consolidated statement of financial position. A market is considered active if quoted prices are clearly and regularly available through a stock exchange, dealer, broker, industry group, pricing services, or regulatory agency, and those prices currently and regularly reflect market transactions under independent conditions. The quoted price used for financial assets held by the Company is the current bid price. For disclosure purposes, the fair value measurement of investment properties is classified within Level 3 of the fair value hierarchy, given that the valuation techniques employed use significant assumptions that are not directly observable in the market.